UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2024

Clover Leaf Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40625	85-2303279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, Suite 2520

Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 577-0031

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value and one Right to receive one-eighth (1/8) of one share of Class A Common Stock upon the consummation of an initial business combination	CLOEU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CLOE	The Nasdaq Stock Market LLC
Rights, every eight (8) rights entitles the holder to receive one share of Class A Common Stock upon the consummation of an initial business combination	CLOER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 1, 2024, Clover Leaf Capital Corp., a Delaware corporation (the “Company”) received a notice (the “Notice”) from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that since it was first notified on August 31, 2023, the Company had not regained compliance with Listing Rule 5550(a)(3), which requires a listed company to maintain a minimum of 300 public holders.

Additionally, as previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2024, on January 23, 2024, Nasdaq notified the Company that it did not comply with Nasdaq Listing Rule 5620(a), which requires that Nasdaq-listed companies hold an annual meeting of shareholders within twelve months of their fiscal year end because the Company did not hold an annual meeting of shareholders within twelve months of its fiscal year ended December 31, 2022. Pursuant to the Notice, this deficiency serves as an additional basis for delisting the Company’s securities from Nasdaq.

Pursuant to the Notice, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), the Company’s securities will be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on March 12, 2024, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company is considering available options to maintain a Nasdaq listing, including to timely request a hearing before the Panel and pay the applicable $20,000 fee to appeal the Notice. A hearing request will stay the suspension of trading on the Company’s securities, and the Company’s securities will continue to trade on The Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision. Even if a hearing is timely requested, there can be no assurance that the Panel will grant the Company’s request for a suspension of delisting or continued listing on The Nasdaq Capital Market.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Leaf Capital Corp.

Date: March 7, 2024	By:	/s/ Felipe MacLean
		Name:	Felipe MacLean
		Title:	Chief Executive Officer

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